Citizens Communications Company and Subsidiaries
                           Consolidated Financial Data

                                   (unaudited)
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

                                                            For the quarter ended            For the six months ended
                                                                   June 30,                        June 30,
                                                            -----------------------          ----------------------
                                                                                      %                                 %
(Amounts in thousands - except per-share amounts)               2000        1999    Change        2000       1999     Change
                                                            -------------------------------- -------------------------------
Income Statement Data
Continuing operations  (1)
  Revenue                                                     $ 287,324  $ 273,946       5%   $  569,779 $   528,282       8%
  Revenue-Universal service fund settlement                           -          -        -            -      10,414        -
  Network access  expense                                        25,851     35,984     -28%       56,796      64,579     -12%
  Depreciation and amortization                                  74,474     59,763      25%      157,179     121,648      29%
  Other operating expenses                                      155,814    163,228      -5%      307,853     330,366      -7%
  Acquisition assimilation expenses                               7,617          -        -       11,591         -        -
  Operating income                                               23,568     14,971      57%       36,360      22,103      65%
  Investment and other income, net                                4,810      6,943     -31%       10,075      12,965     -22%
  Minority interest                                               5,937      5,693       4%       12,222      11,686       5%
  Interest expense                                               33,151     18,299      81%       62,315      37,397      67%
  Gain on sale of investments, net of tax (2)                         -          -        -            -      42,895      n/a
  Income tax expense (benefit)                                       (1)       250      n/a       (1,254)        252      n/a
  Convertible preferred dividends                                 1,552      1,552        -        3,104       3,104        -
  Income (loss) from continuing operations                         (387)     7,506      n/a       (5,508)     48,896      n/a
  Income (loss) from continuing operations
    excluding gain on sale of investments                          (387)     7,506      n/a       (5,508)      6,001      n/a
Income from discontinued operations, net of tax                   3,399        247    1276%       15,846      13,482      18%
Net income                                                        3,012      7,753     -61%       10,338      62,378     -83%
Net income excluding gain on sale of investments                  3,012      7,753     -61%       10,338      19,483     -47%

EBITDA and Capital Expenditure Data(3)
EBITDA from continuing operations                             $  98,042  $  74,734      31%   $  193,539 $   143,751      35%
EBITDA from discontinued operations                              34,004     33,170       3%       81,171      76,117       7%
Total Company EBITDA                                            132,046    107,904      22%      274,710     219,868      25%
EBITDA from continuing operations before
  acquisition assimilation expenses                             105,659     74,734      41%      205,130     143,751      43%
Capital expenditures from continuing operations                 187,322    118,561      58%      338,483     215,156      57%
Capital expenditures from discontinued operations                53,478     28,837      85%       74,231      52,338      42%
Total Company capital expenditures                              240,800    147,398      63%      412,714     267,494      54%

Balance Sheet Data

Cash and investments                                                                          $  542,594 $   512,742       6%
Total assets                                                                                   6,073,322   5,470,489      11%
Net plant (continuing operations)                                                              3,264,007   2,844,359      15%
Long-term debt (continuing operations)                                                         2,530,370   1,977,603      28%
Equity  (4)                                                                                    2,080,830   2,052,017       1%
Shares of common stock outstanding                                                               264,463     260,400       2%
Weighted average shares outstanding                             263,762    260,059       1%      263,246     259,879       1%

Per-Share Data (5)
Basic net income per share of common stock                    $    0.01  $    0.03     -67%   $     0.04 $      0.24     -83%
Basic net income per share of common stock excluding
  gain on sale of investments                                      0.01       0.03     -67%         0.04        0.07     -43%
EBITDA per share from continuing operations                        0.37       0.29      28%         0.74        0.55      35%
EBITDA per share from discontinued operations                      0.13       0.13      -           0.31        0.29       7%
Total Company EBITDA per share                                     0.50       0.41      22%         1.04        0.85      22%
Book value per share                                                                                7.14        7.12      -

Other Financial Data
Long-term debt to long-term debt and equity                                                          55%         49%
Common equity market capitalization (in billions)                                              $    4.56 $      2.90
Equity market capitalization (in billions)  (4)                                                $    4.80 $      3.10
Market capitalization (in billions)  (6)                                                       $    7.33 $      5.08

(1) The Company's Telecommunications and Electric Lightwave, Inc. (ELI), our Competitive Local Exchange Carrier (CLEC) businesses.
    The Company is reporting its Public Services businesses as discontinued operations.   Continuing operations reflect the
    elimination of intercompany  transactions (see segment note in the SEC Form 10-Q).
(2) Represents a gain of $69.5 million net of $26.6 million of income taxes on the sale of Centennial Cellular stock.
(3) Operating income plus depreciation and amortization.
(4) Includes convertible preferred securities.
(5) Calculated based on weighted average shares outstanding.
(6) Equity market capitalization plus long-term debt.

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                Citizens Communications Company and Subsidiaries
                     Financial and Operating Data by Service
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

                                                          For the quarter ended                     For the six months ended

                                                                 June 30,                                   June 30,
                                                        ---------------------------               ------------------------------
                                                                                      %                                    %

(Dollars in thousands, except operating data)               2000         1999      Change         2000         1999      Change
                                                        ---------------------------------   -------------------------------------
Telecommunications

Select Income Statement Data

Revenue
Network access services                                  $   124,977    $ 127,429    -2%     $   246,410  $   244,383      1%
Network access services - USF settlement                         -            -      -               -         10,414       -
Local network services                                        73,180       69,405     5%         143,705      136,689      5%
Long distance and data services                               17,988       20,048   -10%          38,053       41,391     -8%
Directory services                                             7,449        7,033     6%          14,620       13,959      5%
Other                                                         15,938       17,075    -7%          33,489       32,039      5%
Eliminations (1)                                             (12,136)     (12,369)   n/a         (22,569)     (23,022)    n/a
Total revenue                                                227,396      228,621    -1%         453,708      455,853       -
Network access expense                                        20,385       25,421   -20%          41,702       40,143      4%
Depreciation and amortization                                 59,763       51,613    16%         129,770      106,504     22%
Other operating expenses                                     112,374      124,641   -10%         221,858      256,303    -13%
Acquisition assimilation expenses (2)                          7,617            -    -            11,591          -       -
Eliminations (1)                                             (12,136)     (12,369)   n/a         (22,569)     (23,022)    n/a
Total expense                                                188,003      189,306    -1%         382,352      379,928      1%
Operating income                                              39,393       39,315      -          71,356       75,925     -6%

EBITDA and Capital Expenditure Data
EBITDA (3)                                               $    99,156    $  90,928     9%     $   201,126  $   182,429     10%
EBITDA margin (4)                                                44%          40%    10%             44%          40%     10%
EBITDA before acquisition assimilation expenses              106,773       90,928    17%         212,717      182,429     17%
EBITDA margin before acquisition assimilation expenses           47%          40%    18%             47%          40%     18%
Capital expenditures                                          73,391       52,125    41%         170,844       90,609     89%

Balance Sheet Data
Total assets                                                                                 $ 2,673,415  $ 2,410,967     11%
Net plant                                                                                      2,353,722    2,107,008     12%

Operating Data
Access lines (5)                                                                               1,017,188      974,379      4%
Revenue per access line                                  $       224        $ 235    -5%     $       446  $       468     -5%
Switched access minutes of use (in millions)                   1,380        1,274     8%           2,703        2,515      7%
Employees (5)                                                                                      3,742        3,693      1%
Citizens' long distance minutes of use (in millions)             139          148    -6%             277          298     -7%
Citizens' long distance in-territory customer market share                                           18%          17%

(1) Eliminations represent network access revenue and network access expense between the Company's local exchange operations and long-distance operations.
(2) Represents expenses associated with the pending acquisition of approximately 2 million telephone access lines.
(3) Operating income plus depreciation and amortization.
(4) EBITDA divided by total revenue.
(5) Does not include access lines or employees associated with the Nebraska acquisition, which closed on June 30, 2000.
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               Citizens Communications Company and Subsidiaries
                     Financial and Operating Data by Service

                                                     For the quarter ended                  For the six months ended
                                                           June 30,                                 June 30,
                                                  ----------------------------             ----------------------------
                                                                            %                                    %
(Dollars in thousands, except operating data)        2000        1999     Change         2000          1999    Change
                                               ---------------------------------------  ---------------------------------------
Electric Lightwave, Inc.

Select Income Statement Data
Revenue
Network services                                   $ 17,173   $  12,983    32%     $    33,177   $    23,407    42%
Local telephone services                             25,951      18,600    40%          50,225        32,908    53%
Long distance services                                4,265       9,245   -54%           8,862        17,775   -50%
Data services                                        13,231       5,267   151%          25,134        10,221   146%
Total revenue                                        60,620      46,095    32%         117,398        84,311    39%
Network access expense                               18,294      23,702   -23%          38,990        48,926   -20%
Gross margin                                         42,326      22,393    89%          78,408        35,385   122%
Depreciation and amortization                        14,721       8,150    81%          27,476        15,144    81%
Other operating expenses                             43,761      39,080    12%          86,508        74,881    16%
 Total expense                                       76,776      70,932     8%         152,974       138,951    10%
Operating loss                                      (16,156)    (24,837)   n/a         (35,576)      (54,640)   n/a

EBITDA and Capital Expenditure Data
EBITDA (1)                                         $ (1,435)  $ (16,687)   n/a     $    (8,100)  $   (39,496)   n/a
Capital expenditures  (2)                           113,807      60,351    89%         167,500       117,351    43%

Balance Sheet Data
Total assets                                                                       $   903,737   $   693,494    30%
Gross plant                                                                            936,368       693,449    35%

Operating Data
Access Line Equivalents                                                                196,259       121,517    62%
Route miles                                                                              5,911         3,128    89%
Fiber miles                                                                            295,157       192,213    54%
Customers                                                                                2,788         1,961    42%
Buildings connected                                                                        838           795     5%
Employees                                                                                1,195         1,233    -3%
Revenue per employee                               $ 50,728   $  37,384    36%     $    98,241   $    68,379    44%
ELI public enterprise value (3)                                                    $ 1,777,236   $ 1,185,228    50%

(1) Operating income plus depreciation and amortization.
(2) Includes capitalized leases.
(3) Common equity market capitalization plus net debt.

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